UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2010

SIGMA LABS, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	33-2783-S	82-0404220
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

41B Bisbee Court, Unit B4, Santa Fe, New Mexico 87508
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code:  505-438-2576

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

(d)  Exhibits

Exhibit
Number	Description
99.1	Press release dated October 14, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

DATED: October 14, 2010	FRAMEWAVES, INC.

/s/ Mark Cola
Mark Cola
President